Fees Summary	Feb. 11, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 39,675,000.00
Previously Paid Amount	1,286.05
Total Fee Amount	5,479.14
Total Offset Amount	0.00
Net Fee	$ 4,193.09